UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Emerging market stocks generally struggled in the last six months as the U.S. credit crisis affected global equity markets, but equities in emerging Europe and in the Mediterranean region held up relatively well. Despite surging oil prices, Russian stocks edged lower in part because of uncertainty about how President Putin’s successor would manage the economy. Stocks in Poland and Hungary declined, led by financials, but shares in the Czech Republic were flat. In the Middle East, companies in Oman and Egypt benefited from record oil prices and regional spending on infrastructure, respectively. Turkish shares plummeted amid political concerns and as the loss of global liquidity made the country’s large trade deficit more expensive to finance.

Your fund returned -2.29% in the last six months. As shown in the Performance Comparison table, the fund held up better than its MSCI benchmark. Fund performance was helped significantly by our allocation to Egypt, which is not represented in our benchmark, as well as favorable stock selection across various sectors in our target regions. However, our investments in financials and our underweighting of energy stocks hindered our results.

HIGHLIGHTS

• Emerging market stocks generally struggled in the last six months, but markets in emerging Europe and in the Mediterranean region held up relatively well.

• Your fund fell slightly in the last six months but held up better than its MSCI benchmark. Performance was helped significantly by our allocation to Egypt and favorable stock selection across various sectors.

• The portfolio remains positioned to benefit from strong consumer activity; we favor consumer-sensitive industries such as retail, real estate, banking, and telecommunication services.

• Despite the recent turmoil in emerging markets, we continue to believe in the long-term prospects for the emerging European and Middle East regions.

PORTFOLIO REVIEW

MIDDLE EAST

Egypt
Stocks in Egypt—one of the most developed markets in the Middle East and a major recipient of excess liquidity from Persian Gulf investors—surged 29% in U.S. dollar terms in the last six months. The Egyptian economy continues to benefit from deregulation and a more business-friendly environment, and our investments in Orascom Construction and electric wiring and cable company El Sewedy Cables performed very well. Orascom Construction surged in part because of the sale of its Orascom Cement subsidiary to a French cement company in December, while El Sewedy Cables advanced on strong sales growth. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Turkey
Turkey was the worst-performing market in our target regions, plunging more than 31% in dollar terms in the last six months. The country, which relies heavily on capital inflows from foreign investors to finance its trade deficit, was hit hard by the evaporation of global liquidity following the collapse of the U.S. subprime mortgage market. Political uncertainty is adding to investors’ concerns about this historically secular country. Turkey’s supreme court is currently considering a ban on the ruling Justice and Development Party for alleged anti-secular activities.

Turkish banks fared poorly in the last six months, but our limited exposure to the country’s financials sector— we owned only Bank Asya and Turkiye Garanti Bankasi as of April 30, 2008—helped the fund avoid deeper losses. Our position in food retailer BIM Birlesik Magazalar held up well, but telecommunications company Turkcell Iletisim Hizmet struggled ahead of the initial public offering (IPO) of competitor Turk Telekom.

Oman and the United Arab Emirates
During the last two years, we have occasionally taken advantage of investment opportunities in peripheral markets of our target regions that are not part of our benchmark index. Two examples are Oman and the United Arab Emirates (UAE), which are located along the Persian Gulf. These and other countries in the area have benefited from strong economies, large trade surpluses stemming from surging oil revenues, a proliferation of financial services, and increased tourism.

In the last six months, stocks in Oman soared 42% as oil approached $120 per barrel and the country’s financial sector was largely isolated from the global credit market turmoil. Two of the portfolio’s best performers were Bank Muscat SAOG and National Bank of Oman, both of which are benefiting from very high loan growth linked to solid economic growth. We eliminated the latter and reduced exposure to Bank Muscat to take advantage of more attractive investment opportunities, such as UAE company Emaar Properties, which is the largest publicly traded real estate developer in the Middle East. Emaar struggled during our reporting period, as the company projected disappointing earnings growth and was forced to postpone an IPO of an Indian subsidiary due to unfavorable market conditions. However, the company is operating in a strong regional environment and has excellent long-term prospects.

COMMONWEALTH OF INDEPENDENT STATES

Russia
Russia is the largest country represented in the fund and the index. Our 61% exposure at the end of April represented a slight overweighting versus the benchmark. The Russian stock market declined about 3% in U.S. dollar terms in the last six months, paring earlier losses as investors came to believe that the country’s new president, Dmitry Medvedev, will, like predecessor Vladimir Putin, practice a tight fiscal policy and focus on investment-led economic growth.

Good stock selection in the country helped the fund’s relative performance. For example, steel company Evraz—a new portfolio holding that also has exposure to the mining industry—performed very well due to high steel prices and other strong fundamentals. Similarly, Novatek, a Russian natural gas company and Uralkali, which produces potash used in fertilizers, benefited from rising energy and food prices, respectively.

On the downside, underweighting energy stocks—such as Gazprom, which represents about 20% of our MSCI benchmark—limited our gains. Also, our financials holdings, especially Sberbank and URSA Bank, fared poorly as global liquidity evaporated and investors turned risk averse. Our telecommunication services stocks, such as Mobile Telesystems and Vimpel Communication, also produced negative returns. Vimpel is a former fund holding that we revisited in the last six months. The company provides us with exposure to some interesting Russian themes, such as growth in consumers’ real disposable income, which drives mobile phone usage and broadband growth and contributes to the appreciation of the ruble currency.

Kazakhstan
Although we reduced our direct exposure to this resource-rich former Soviet republic in the last six months by eliminating metals and mining company Kazakhmys from the portfolio, we still believe the country offers excellent long-term investment opportunities. Using the Kazakhmys sale proceeds, we initiated a position in U.K.-listed Eurasian Natural Resources, which has fully integrated mining, processing, energy, and transport operations in Kazakhstan. The company, benefiting from relatively low production costs, is enjoying high operating margins.

CENTRAL EUROPE

We continued to avoid stocks in the Czech Republic, Poland, and Hungary because we feel there are more compelling investment opportunities elsewhere. This was mostly advantageous, as shares in Poland and Hungary dropped more than 10% during the reporting period. We eliminated our position in Romanian bank BRD-Groupe Societe Generale due to the country’s deteriorating macroeconomic situation.

OUTLOOK

Emerging markets have endured stormy conditions in the last six months. The credit crisis in the U.S., the general loss of global liquidity, and the subsequent flight to quality caused many emerging markets to fall sharply. Although markets have shown signs of stabilizing since mid-March, sentiment remains fragile and some investors are quick to act upon any bad news or negative speculation.

Despite the recent turmoil, we continue to believe in the long-term prospects for emerging markets in general and the emerging European and Middle East regions in particular. The portfolio remains positioned to benefit from strong consumer activity, as economies and wages are growing rapidly in our target regions. Given our view that long-term growth will be driven increasingly by individual wealth and, consequently, consumer spending, we favor consumer-sensitive industries such as retail, real estate, banking, telecommunication services, and Internet services. We also like companies that stand to benefit from the development of infrastructure in the Middle East.

We believe investors will continue to focus on the underlying economic fundamentals of our target regions. Countries with high exposure to cyclical sectors, especially Russia, will remain susceptible to commodity price fluctuations, while nations with trade and budget deficits, rising interest rates, and weakening currencies—namely Hungary and Turkey—are likely to continue struggling in the near term.

Respectfully submitted,

S. Leigh Robertson
Portfolio Manager

May 16, 2008

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe & Middle East Index: A market capitalization-weighted index consisting of more than 100 securities in seven world markets.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 39.18	$ 30.77	$ 22.80	$ 14.24	$ 10.81	$ 6.82
Investment activities						
Net investment income (loss)	0.90	(0.01)	0.50	0.15	(0.01)	0.04*
Net realized and unrealized gain (loss)	(1.65)	9.89	7.51	8.34	3.40	3.93
Total from investment activities	(0.75)	9.88	8.01	8.49	3.39	3.97
Distributions						
Net investment income	–	(0.42)	(0.04)	–	(0.02)	–
Net realized gain	(3.96)	(1.06)	(0.03)	–	–	–
Total distributions	(3.96)	(1.48)	(0.07)	–	(0.02)	–
Redemption fees added to paid-in capital	–	0.01	0.03	0.07	0.06	0.02
NET ASSET VALUE						
End of period	**$ 34.47**	**$ 39.18**	**$ 30.77**	**$ 22.80**	**$ 14.24**	**$ 10.81**

Ratios/Supplemental Data						
Total return^	(2.29)%	33.33%	35.34%	60.11%	31.96%	58.50%*
Ratio of total expenses to average net assets	1.28%+	1.24%	1.26%	1.32%	1.75%	1.75%*
Ratio of net investment income (loss) to average net assets	5.04%+	(0.02)%	1.80%	0.75%	(0.16)%	0.51%*
Portfolio turnover rate	46.1%+	59.6%	55.1%	28.1%	67.7%	54.1%
Net assets, end of period (in millions)	$ 1,618	$ 1,727	$ 1,413	$ 840	$ 115	$ 47

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/07.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
CYPRUS 1.6%		
Common Stocks 1.6%		
AFI Development (USD) (1)	595,700	4,265
Mirland Development (GBP) (1)	2,340,500	21,350
Total Cyprus (Cost $31,232)		25,615
EGYPT 16.8%		
Common Stocks 16.8%		
EFG Hermes (1)	4,704,813	48,333
El Sewedy Cables (1)	1,442,400	37,828
Maridive & Oil Services (USD) (1)	447,922	1,657
MobiNil-Egyptian	562,000	20,612
Orascom Construction	984,053	80,794
Orascom Hotels and Development (1)	2,147,593	34,024
Orascom Telecom	3,258,270	49,152
Total Egypt (Cost $133,367)		272,400
GEORGIA 1.2%		
Common Stocks 1.2%		
Bank of Georgia, GDR (1)	787,500	18,882
Total Georgia (Cost $16,353)		18,882
JORDAN 1.2%		
Materials 1.2%		
Arab Potash	212,600	20,312
Total Jordan (Cost $20,442)		20,312
KAZAKHSTAN 2.6%		
Common Stocks 2.6%		
Chagla Group, GDR, Regulation S Shares (USD) (1)	781,075	5,468
Halyk Savings Bank, GDR, Regulation S Shares (USD) (3)	1,446,865	23,271

Kazakhstan Kagazy, GDR, Regulation S Shares (USD) (1)(2)	3,273,950	13,096
Total Kazakhstan (Cost $53,390)		41,835

OMAN 0.4%

Common Stocks 0.4%

BankMuscat (SAOG)	1,324,506	7,036
Oman Cement	58,000	130
Total Oman (Cost $2,814)		7,166

RUSSIA 61.0%

Common Stocks 58.8%

Baltika Brewery (USD) (1)	162,700	7,004
Bank Vozrozhdenie (USD)	253,000	14,168
Bank Vozrozhdenie, ADR (EUR)	15,000	867
CTC Media (USD) (1)(3)	1,347,300	34,855
Evraz, GDR (USD)	381,400	39,341
Integra Group Holdings, GDR (USD) (1)	1,591,900	20,689
LUKOIL, ADR (USD) (3)	386,200	34,565
Magnit CLS (USD) (1)	490,600	21,413
MMC Norilsk Nickel (USD)	225,100	60,603
Mobile Telesystems, ADR (USD) (1)	676,100	52,452
Novatek OAO (USD)	3,811,000	28,392
Novatek OAO, GDR (USD) (2)	545,230	41,189
Nutrinvestholding (USD) (1)	335,200	13,408
OAO Gazprom, ADR (USD)	1,486,199	78,904
Open Investments, Rights, 5/14/08 (USD) (1)	14,327	—
Pharmstandard OJSC, GDR (USD) (1)(2)	410,400	10,260
Pharmstandard, GDR, Regulation S Shares (USD) (1)	333,100	8,289
Pik Group, GDR (USD) (1)	2,348,000	62,400
Rambler Media (USD) (1)(5)	624,897	14,654
RBC Information Systems (USD) (1)(5)	6,281,739	53,018
RGI International (USD) (1)	3,579,400	28,218

Sberbank (USD)	28,340,760	91,782
Severstal, GDR (USD)	778,800	19,124
TMK OAO (USD)	2,222,400	17,001
TMK OAO, GDR (USD) (3)	409,800	13,437
Uralkali, GDR (USD) (1)	1,850,300	98,454
VimpelCommunication, ADR (USD)	1,071,800	32,325
X5 Retail Group, GDR, Regulation S Shares (USD) (1)(3)	1,449,260	50,355
X5 Retail Group, Rights, 5/5/08 (USD) (1)	322,057	4,406
		951,573
Preferred Stocks 2.2%		
URSA Bank (USD) (1)(5)	26,549,200	36,372
		36,372
Total Russia (Cost $674,483)		987,945
TURKEY 7.7%		
Common Stocks 7.7%		
Bank Asya (1)	3,500,695	24,102
BIM Birlesik Magazalar	531,579	47,804
Turkcell Iletisim Hizmet (1)	5,189,700	41,752
Turkiye Garanti Bankasi (1)	1,945,900	10,353
Total Turkey (Cost $92,014)		124,011
UNITED ARAB EMIRATES 2.8%		
Common Stocks 2.8%		
Emaar Properties	14,287,800	44,738
Total United Arab Emirates (Cost $55,248)		44,738
UNITED KINGDOM 3.1%		
Common Stocks 3.1%		
Eurasian Natural Resources (1)	1,119,500	26,551

Ferrexpo	3,326,300	23,285
Total United Kingdom (Cost $41,025)		49,836

SHORT-TERM INVESTMENTS 1.5%

Money Market Funds 1.5%

T. Rowe Price Reserve Investment Fund, 2.93% (4)(5)	24,200,883	24,201
Total Short-Term Investments (Cost $24,201)		24,201

SECURITIES LENDING COLLATERAL 3.8%

INVESTMENTS IN POOLED ACCOUNT MANAGED BY JPMORGAN CHASE BANK, LONDON 3.8%

Bank Notes 0.2%

American Express Centurion, VR, 2.792%, 2/17/09	507,891	505
National City Bank of Cleveland, VR, 2.678%, 8/14/08	1,015,782	998
Wachovia Bank, VR, 2.11%, 2/23/09	372,453	369
Wachovia Bank, VR, 2.12%, 10/2/08	355,524	353
World Savings Bank, VR, 2.739%, 5/8/08	812,626	813
		3,038

Certificates of Deposit 0.4%

Bank of Montreal Chicago, VR, 2.698%, 10/2/08	846,485	845
Bank of Montreal Chicago, VR, 2.911%, 3/12/09	507,891	506
Bank of Nova Scotia Portland, 2.72%, 5/2/08	1,185,084	1,185
Calyon, VR, 2.10%, 10/14/08	931,134	928
KBC, 3.05%, 7/29/08	1,101,000	1,101
Natixis, VR, 2.11%, 5/15/08	457,102	457
Toronto Dominion New York, 2.85%, 5/8/08	1,100,431	1,100
Unicredito Italiano, 2.86%, 6/17/08	761,837	762
		6,884

Commercial Paper 0.0%		
DEPFA Bank, 2.93%, 5/15/08	423,243	423
		423
Master Notes 0.1%		
Bear Stearns, VR, 3.109%, 6/13/08	660,258	660
		660
Medium-Term Notes 1.2%		
American Honda Finance, VR, 2.86%, 9/16/08	237,016	237
Australia New Zealand, VR, 2.918%, 8/22/08	423,243	422
Bank of Ireland, VR, 2.125%, 12/29/08	1,015,782	1,013
Bank of Scotland, VR, 2.12%, 7/17/08	507,891	508
BASF, VR, 2.724%, 8/19/08	558,680	558
Bear Stearns, VR, 2.568%, 7/14/08	338,594	338
Bear Stearns, VR, 2.568%, 12/4/08	321,664	317
Bear Stearns, VR, 2.568%, 3/23/09	169,297	165
BMW U.S. Capital, VR, 2.741%, 8/4/08	1,540,603	1,540
Citigroup Funding, VR, 2.11%, 3/16/09	719,512	712
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	846,485	846
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	575,610	575
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	237,016	237
Goldman Sachs Group, VR, 2.558%, 2/13/09	643,329	640
HSBC Finance, VR, 2.761%, 8/6/08	423,243	423
IBM, VR, 2.769%, 9/8/08	1,667,576	1,666
Irish Life & Permanent, VR, 2.904%, 8/21/08	423,243	423
JPMorgan Chase, VR, 3.176%, 6/2/09	524,821	524
K2 USA, VR, 2.09%, 6/19/09	626,775	615
Lehman Brothers, VR, 2.15%, 12/23/08	711,048	704
Lehman Holdings, VR, 2.558%, 5/29/08	372,453	372

Links Finance, VR, 2.108%, 6/10/08	1,083,501	1,081
Merrill Lynch, VR, 2.558%, 10/23/08	897,274	884
Merrill Lynch, VR, 3.178%, 5/8/09	169,297	166
National Rural Utilities, VR, 2.72%, 9/4/08	964,993	965
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	973,458	973
SLM Corporation, VR, 2.94%, 12/15/08	1,151,220	1,125
Toyota Motor Credit Corporation, VR, 2.09%, 6/16/08	812,626	812
Wells Fargo, VR, 2.558%, 5/1/09	253,946	252
Wells Fargo, VR, 2.796%, 8/14/08	558,680	558
		19,651
Repurchase Agreements 1.8%		
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $1,693 on5/1/08	1,692,970	1,693
Barclays Capital, Tri-Party, Dated 4/30/08,2.64% Delivery Value of $1,270 on5/1/08	1,269,728	1,270
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $5,926 on 5/1/08	5,925,396	5,926
Credit Suisse USA, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $1,185 on 5/1/08	1,185,079	1,185
Credit Suisse USA, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $5,926 on 5/1/08	5,925,396	5,925
Deutsche Bank Securities, Tri-Party, Dated 4/30/08, 2.00% Delivery Value of $6,384 on 5/1/08	6,383,178	6,383
Merrill Lynch Securities, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $7,196 on 5/1/08	7,195,124	7,195
		29,577
Time Deposits 0.1%		
Rabobank, London, 2.60%, 5/6/08	1,100,431	1,100
		1,100
Total Investments in Pooled Account Managed by JPMorgan Chase Bank, London		61,333

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,206,082)	$ 1,678,274
Receivable for investment securities sold	26,652
Receivable for shares sold	1,123
Dividends and interest receivable	1,010
Cash	58
Foreign currency (cost $43)	43
Other assets	121
Total assets	1,707,281
Liabilities	
Obligation to return securities lending collateral	61,513
Payable for investment securities purchased	25,169
Investment management fees payable	1,390
Payable for shares redeemed	977
Due to affiliates	123
Other liabilities	240
Total liabilities	89,412
NET ASSETS	$ 1,617,869
Net Assets Consist of:	
Undistributed net investment income	$ 41,858
Accumulated undistributed net realized gain	85,998
Net unrealized gain	472,238
Paid-in capital applicable to 46,934,024 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	1,017,775
NET ASSETS	$ 1,617,869
NET ASSET VALUE PER SHARE	$ 34.47

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 41,858	$ (318)
Net realized gain	86,456	198,398
Change in net unrealized gain (loss)	(169,639)	260,324
Increase (decrease) in net assets from operations	(41,325)	458,404
Distributions to shareholders		
Net investment income	–	(19,846)
Net realized gain	(172,908)	(50,108)
Decrease in net assets from distributions	(172,908)	(69,954)
Capital share transactions*		
Shares sold	181,134	546,326
Distributions reinvested	163,153	66,125
Shares redeemed	(239,696)	(686,930)
Redemption fees received	220	596
Increase (decrease) in net assets from capital share transactions	104,811	(73,883)
Net Assets		
Increase (decrease) during period	(109,422)	314,567
Beginning of period	1,727,291	1,412,724
End of period	**$ 1,617,869**	**$ 1,727,291**
Undistributed net investment income	41,858	–
*Share information		
Shares sold	5,047	16,347
Distributions reinvested	4,557	2,106
Shares redeemed	(6,755)	(20,273)
Increase (decrease) in shares outstanding	2,849	(1,820)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net assets, value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 95% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $58,960,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $324,199,000 and $436,854,000, respectively, for the six months ended April 30, 2008. Purchases and sales of U.S. government securities aggregated $54,987,000 and $0, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008. At April 30, 2008, the cost of investments for federal income tax purposes was $1,206,082,000. Net unrealized gain aggregated $472,238,000 at period-end, of which $551,900,000 related to appreciated investments and $79,662,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $727,000 for T. Rowe Price Services, Inc., and $13,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 116,001 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2008, the fund incurred $29,000 in interest expense related to outstanding borrowings on 24 days, in the average amount of $10,350,000, and at an average annual rate of 4.28%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were above the median for certain groups of comparable funds but at or below the median for other groups of funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008